Net Assets Held for Sale	12 Months Ended
Dec. 31, 2011
Divestitue Of Business Disclosure [Abstract]
Divestitue Of Business Disclosure [Text Block]

6. Net Assets Held for Sale

In accordance with the consent agreement between the Company and the Canadian Competition Bureau, the Company was required to divest of certain WSI acquired commercial customer contracts and equipment in five Canadian markets: Calgary, Edmonton, Hamilton, Ottawa and Barrie. In total, this represented annualized revenue of approximately 18,500 Canadian dollars (“C$”). The Company was also required to divest of one duplicate transfer station in Hamilton. As of December 31, 2010, the Company divested of all of the net assets it had previously held for sale. Net proceeds from the divestitures amounted to C$24,468. No gain or loss was recognized.

Net assets held for sale were recorded at their estimated fair values less cost to sell at July 2, 2010. Net assets held for sale at the date the Company acquired WSI were as follows:

July 2, 2010

Accounts receivable	$2,276
Prepaid expenses	7
Intangibles	10,092
Goodwill	9,558
Capital assets	4,234
Deferred revenues	(580)
Deferred income taxes	(2,604)
Total net assets held for sale	$22,983